UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 24, 2008

POSSIS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-944	41-0783184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9055 Evergreen Boulevard NW, Minneapolis, MN	55433-8003
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	763-780-4555
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On March 24, 2008, Possis Medical, Inc., announced that the United States Court of Appeals for the Eighth Circuit has affirmed the Federal District Court's dismissal of a shareholder lawsuit that was filed June 5, 2005. The suit had alleged that Possis Medical violated federal securities laws by misrepresenting material information about the Company’s AngioJet® Rheolytic™ Thrombectomy System prior to the August 2004 public disclosure of the results of the Company’s AiMI clinical trial. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01     Financial Statements and Exhibits

[c]	Exhibits

99.1	Press Release, dated March 24, 2008, issued by Possis Medical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
(Registrant)

Date:	March 24, 2008

By:	/s/ Jules L. Fisher
Jules L. Fisher
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 24, 2008, issued by Possis Medical, Inc.